SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is February 15, 2018.

MFS® High Yield Pooled Portfolio

Effective March 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager	Since	Title
William Adams	2013	Chief Investment Officer – Global Fixed Income of MFS
David Cole	2013	Investment Officer of MFS
Michael Skatrud	March 2018	Investment Officer of MFS
As of September 1, 2018, William Adams will no longer be a portfolio manager of the fund.

Effective March 1, 2018, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund's SAI.

Portfolio Manager	Primary Role	Five Year History
William Adams	Portfolio Manager	Employed in the investment area of MFS since 2009
David Cole	Portfolio Manager	Employed in the investment area of MFS since 2004
Michael Skatrud	Portfolio Manager	Employed in the investment area of MFS since May 2013; Senior High Yield Analyst at Columbia Management Investment Advisors, LLC from June 2009 to April 2013
As of September 1, 2018, William Adams will no longer be a portfolio manager of the fund.

1033601 1                                HYP-SUP-I-021518